Exhibit (a)(21)

COMPANIES FORM No. 429(4)

NOTICE TO NON-ASSENTING SHAREHOLDERS

                                                                          429(4)

Pursuant to Section 429(4) of the Companies Act 1985 as inserted by Schedule 12 to the Financial Services Act 1986

A takeover offer (the "OFFER") was made on 28 March 2002 by GBV Funfte Gesellschaft fur Beteiligungsverwaltung mbH (the "OFFEROR"), a wholly-owned subsidiary of RWE AG and (outside the United States) by Merrill Lynch on its behalf for the whole of the issued share capital (including Innogy Shares represented by Innogy ADSs) of Innogy Holdings plc ("INNOGY") and any further ordinary shares of Innogy which are unconditionally allotted or issued before the date on which the Offer closes.

The terms of the Offer are set out in the offer document dated 28 March, 2002 (the "OFFER DOCUMENT"). The definitions set out in that document apply to this notice unless the context otherwise requires. The Offeror has, within four months of making the Offer, acquired or contracted to acquire not less than nine-tenths in value of the Innogy Shares (including Innogy Shares represented by Innogy ADSs) to which the Offer relates. The Offeror gives notice that it now intends to exercise its right under section 429 of the Companies Act 1985 to acquire the Innogy Shares held by you.

The terms of the Offer provide for the Innogy Shares to be acquired on the following basis:

          FOR EACH INNOGY SHARE     275 PENCE IN CASH

Alternatively (except, as described in the Offer Document, in the case of certain overseas shareholders) you may elect to receive Loan Notes in lieu of some or all of the cash consideration which you would otherwise receive under the Offer on the basis of (pound)1 nominal value of Loan Notes for every (pound)1 of cash otherwise receivable under the Offer.

As these terms include a choice of consideration, you should, within six weeks of the date of this notice, inform the Offeror in writing at Lloyds TSB Registrars, Antholin House, 71 Queen Street, London, EC4N 1SL which of the choices you wish to accept. If you fail to make a choice and do not make application to the Court (see note below), the Offeror will acquire your Innogy Shares on the basis of 275 pence in cash for each Innogy Share.

The Offer (including the Loan Note Alternative) is not being made, directly or indirectly, in or into Australia, Canada or Japan and the Offer is not capable of acceptance from or within Australia, Canada or Japan. Accordingly, copies of the Offer Document or any related documents are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from Australia, Canada or Japan.

The Loan Notes have not been, and will not be, listed on any stock exchange and have not been, and will not be, registered under the US Securities Act or under any relevant laws of any state or other jurisdiction of the United States, nor have the clearances been, nor will they be, obtained from the securities commission or similar authority of any province or territory of Canada and no prospectus has been, or will be, filed, or registration made, under any securities law of any province or territory of Canada, nor has a prospectus in relation to the Loan Notes been, nor will one be, lodged with, or registered by, the Australian Securities and Investments Commission, nor have any steps been taken, nor will any steps be taken, to enable the Loan Notes to be offered in compliance with applicable securities laws of Japan. Accordingly, unless an exemption under relevant securities laws is available, the Loan Notes may not be offered, sold, re-sold or delivered, directly or indirectly, in, into or from the United States, Australia, Canada or Japan or any other jurisdiction in which an offer of Loan Notes would constitute a violation of relevant laws or require registration of the Loan Notes, or to or for the account or benefit of any US person or resident of Australia, Canada or Japan or any other such jurisdiction.

NOTE: YOU ARE ENTITLED UNDER SECTION 430C OF THE COMPANIES ACT 1985 TO MAKE AN APPLICATION TO THE COURT WITHIN SIX WEEKS OF THE DATE OF THIS NOTICE FOR AN ORDER EITHER THAT THE OFFEROR SHALL NOT BE ENTITLED AND BOUND TO ACQUIRE YOUR INNOGY SHARES OR THAT DIFFERENT TERMS TO THOSE OF THE OFFER SHALL APPLY TO THE ACQUISITION. IF YOU ARE CONTEMPLATING SUCH AN ACTION YOU MAY WISH TO SEEK LEGAL ADVICE.

Signed                                                      Dated: 5 June 2002


/s/ Richard Klein                /s/ Klaus Sturany

The Directors of GBV Funfte Gesellschaft fur Beteiligungsverwaltung mbH

NOTE: All communications relating to the above notice should be addressed to Lloyds TSB Registrars, Antholin House, 71 Queen Street, London, EC4N 1SL.

Any person (other than certain overseas shareholders) receiving this notice who has not received a copy of the Offer Document may obtain a copy, without charge, upon written or oral request to Lloyds TSB Registrars, Antholin House, 71 Queen Street, London, EC4N 1SL or by telephoning the Helpline on 0845 300 2527 (if calling from the UK), 866 867 1144 (if calling from the US) or +44 20 7335 7287 (if calling from elsewhere).

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000 IF YOU ARE RESIDENT IN THE UNITED KINGDOM, OR, IF NOT, ANOTHER APPROPRIATELY AUTHORISED INDEPENDENT FINANCIAL ADVISER.

THIS FORM OF ACCEPTANCE SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING OFFER DOCUMENT DATED 28 MARCH 2002. Unless the context otherwise requires, definitions contained in the Offer Document also apply in this Form of Acceptance.

If you have sold or otherwise transferred all of your Innogy Shares, please forward this Form of Acceptance, together with the accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for onward transmission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Australia, Canada or Japan or any other jurisdiction if to do so would constitute a violation of the relevant laws in such jurisdictions. See paragraph 6 of Part B of Appendix I to the Offer Document.

The Offer (including the Loan Note Alternative) is not being made, directly or indirectly, in or into Australia, Canada or Japan and, subject to certain exemptions, the Offer is not capable of acceptance from or within Australia, Canada or Japan. Accordingly, neither this Form of Acceptance nor any of the accompanying documents is being or may be mailed or otherwise forwarded, distributed or sent into or from Australia, Canada or Japan and doing so may render any purported acceptance of the Offer invalid. All holders of Innogy Shares (including nominees, trustees or custodians) who may have a contractual or legal obligation, or may otherwise intend, to forward this Form of Acceptance and/or the accompanying documents, should read the further details in this regard which are contained in paragraph 6(e) of Part B of Appendix I to the Offer Document before taking any action.

The Loan Notes to be issued pursuant to the Loan Note Alternative have not been, and will not be, listed on any stock exchange and have not been and will not be registered under the US Securities Act or under any relevant securities laws of any state or other jurisdiction of the United States, or under the relevant securities laws of Australia, Canada or Japan or any other jurisdiction. Accordingly, unless an exemption under such relevant laws is available, Loan Notes may not be offered, sold, re-sold or delivered, directly or indirectly, in, into or from the United States, Australia, Canada or Japan or any other jurisdiction in which an offer of Loan Notes would constitute a violation of relevant laws or require registration of the Loan Notes, or to or for the account or benefit of any US person or resident of Australia, Canada or Japan or any other such jurisdiction.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance.

--------------------------------------------------------------------------------

     FORM OF ACCEPTANCE, AUTHORITY AND ELECTION FOR HOLDERS OF INNOGY SHARES

                             RECOMMENDED CASH OFFER

                                       by

                          a wholly-owned subsidiary of

                                     RWE AG

                       and (outside the United States) by

                                  MERRILL LYNCH

                                on its behalf for

                               INNOGY HOLDINGS PLC

--------------------------------------------------------------------------------

                               ACTION TO BE TAKEN

o To accept the Offer, complete page 3 of this Form of Acceptance by following the instructions and notes for guidance set out on pages 2 and 4. Please also refer to the document "How to accept the Offer for your Innogy Shares" for additional guidance.

o If your Innogy Shares are in certificated form (that is, not in CREST), return this Form of Acceptance duly completed and signed and accompanied by your certificate(s) and/or other document(s) of title, by post or by hand to Lloyds TSB Registrars, Antholin House, 71 Queen Street, London EC4N 1SL as soon as possible, but in any event so as to arrive no later than 3.00 p.m. (London time) on 26 April 2002. A reply-paid envelope is enclosed.

o If your Innogy Shares are in uncertificated form (that is, in CREST), you should return this Form of Acceptance duly completed and signed and take the action set out in paragraph 13 of the letter from Merrill Lynch contained in the Offer Document to transfer your Innogy Shares to an escrow balance. For this purpose, the participant ID of the escrow agent is 6RA66, the member account ID of the escrow agent is RA325801 and the reference number of this Form of Acceptance (for insertion in the first eight characters of the shared note field on the TTE Instruction) is as shown next to Box 5 on page 3 of this Form of Acceptance. YOU SHOULD ENSURE THAT THE TRANSFER TO ESCROW SETTLES NOT LATER THAN 3.00 P.M. (LONDON TIME) ON 26 APRIL 2002.

o If you hold Innogy Shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, if you hold Innogy Shares in certificated form but under different designations you should complete a separate Form of Acceptance in respect of each designation. If you hold Innogy Shares in uncertificated form but under different member account IDs, you should complete a separate Form of Acceptance in respect of each member account ID. You can obtain further Forms of Acceptance by contacting the Helpline on 0845 300 2527 (if calling from the UK), 866 867 1144 (if calling from the US) and +44 20 7335 7287 (if calling from elsewhere).

o If your Innogy Shares are held outside of CREST and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form of Acceptance and arrange for it to be lodged by such agent with the relevant document(s).

o Please read Parts A and B of Appendix I to the Offer Document, the terms of which are incorporated in and form part of this Form of Acceptance.

o If you hold Innogy Shares jointly with others, you must arrange for all your co-holders to sign this Form of Acceptance.

o A Form of Acceptance which is received in an envelope postmarked, or which otherwise appears to RWE, or the Offeror or their agents to have been sent from Australia, Canada or Japan, may be rejected as an invalid acceptance of the Offer.

               DO NOT DETACH ANY PART OF THIS FORM OF ACCEPTANCE

 IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM OF ACCEPTANCE OR TO OBTAIN A FURTHER FORM, PLEASE CONTACT THE HELPLINE ON 0845 300 2527 (IF CALLING
  FROM THE UK), 866 867 1144 (IF CALLING FROM THE US) AND +44 20 7335 7287 (IF
                            CALLING FROM ELSEWHERE).

                     HOW TO COMPLETE THIS FORM OF ACCEPTANCE

   Please follow the instructions on this page and page 4 when completing page
   3. Your acceptance should be received no later than 3.00 p.m. (London time)
                                on 26 April 2002

--------------------------------------------------------------------------------
[1]  REGISTERED SHAREHOLDING DETAILS

If your name or address details shown opposite are incorrect please delete and add the correct details in capitals alongside. Details of changes of name will need to be supported by appropriate documentation (see section 9 on page 4 of this form for further details).

If no name and address is shown opposite please add the registered shareholder's name and address.

COMPLETE HERE --->

--------------------------------------------------------------------------------
[2]  TO ACCEPT THE OFFER

To accept the Offer, insert in Box [2] the total number of Innogy Shares for which you wish to accept the Offer whether or not you wish to elect for the Loan Note Alternative.

You must sign Box [4] in accordance with the instructions set out in this Form of Acceptance which will constitute your acceptance of the Offer, and, if appropriate, Boxes [3], [5], [6], [7] and [8].

If no number, or a number greater than your entire holding of Innogy Shares, is written in Box [2] and you have signed Box [4], you will be deemed to have accepted the Offer in respect of your entire holding of Innogy Shares.

COMPLETE HERE --->

--------------------------------------------------------------------------------
[3]  TO ELECT FOR THE LOAN NOTE ALTERNATIVE

The Loan Note Alternative is not being made available to persons entitled to participate in the Offer who are US Persons, or to citizens or residents of Australia, Canada or Japan. To elect for the Loan Note Alternative you should insert in Box [3] the number of Innogy Shares in respect of which you wish to elect to receive Loan Notes, having entered in Box [2] the total number of Innogy Shares for which you accept the Offer.

The number of shares inserted in Box [3] cannot exceed the number inserted or deemed to be inserted in Box [2]. You must also sign Box [4] in accordance with the instructions set out in this form and, if appropriate, Boxes [5], [6], [7] and [8]. If you elect for the Loan Note Alternative, you will be deemed to have given the representation and warranty set out in paragraph 9(q) of Part B of Appendix I of the Offer Document relating to certain matters concerning the United States, Australia, Canada and Japan. If you are unable to give such representation and warranty, you must not elect for the Loan Note (Alternative.)

COMPLETE HERE --->

--------------------------------------------------------------------------------
[4]  SIGNATURES

If you wish to accept the Offer, you must sign Box [4] regardless of the other Box(es) you complete. In the case of a joint holding ALL holders must sign. Each signature by an individual must be signed in the presence of a witness who must be over 18 years of age and must not be one of the joint registered holders (if applicable). The witness should state his/her name and sign where indicated. The same witness may witness each signature of the joint holders (if applicable). If this Form of Acceptance is not signed by the registered holder(s), insert the name(s) and capacity (e.g. executor) of the person(s) signing this Form of Acceptance. You should also deliver evidence of your authority in accordance with the notes on page 4.

A company may affix its common seal which should be affixed and witnessed in accordance with its articles of association or other regulations. Alternatively, a company to which section 36A of the Companies Act applies may execute this Form of Acceptance as a deed by two directors or one director and the company secretary signing in the execution part of Box [4] or, in the case of a company incorporated outside Great Britain, may execute this Form of Acceptance by any person duly authorised who may sign in accordance with the laws of the territory in which the relevant company is incorporated and, in all cases, inserting the name of the company above their signatures.

SIGN HERE -->

--------------------------------------------------------------------------------
[5] PARTICIPANT AND MEMBER ACCOUNT ID (SHAREHOLDERS HOLDING ONLY SHARE CERTIFICATES NEED NOT COMPLETE BOX [5])

If your Innogy Shares are in CREST, you must insert in Box [5] the participant ID and the member account ID under which such shares are held by you in CREST by signing and returning the Form of Acceptance. You must also transfer (or procure the transfer of) the Innogy Shares specified in Box [2] to an escrow balance, specifying in the TTE Instruction the participant ID and member account ID inserted in Box [5] of the Form of Acceptance and the Form of Acceptance reference number and the other information specified in paragraph 13 of the letter from Merrill Lynch contained in the Offer Document. The Form of Acceptance reference number appears next to Box [5].

Complete Here -->

--------------------------------------------------------------------------------
[6]  RESTRICTED OVERSEAS PERSONS

If you are unable to give the representations and warranties required by paragraph 9(b) of Part B of Appendix I of the Offer Document, you must put "NO" in Box [6].

If you do not put "NO" in Box [6], you will be deemed to have given such representations and warranties.

COMPLETE HERE --->

--------------------------------------------------------------------------------
[7]  ALTERNATIVE ADDRESS FOR DESPATCH OF CONSIDERATION

If you want the consideration and/or other document(s) to be sent to someone other than the first-registered holder at the address set out in Box [1] (e.g. your bank, stockbroker or other agent), you should also complete Box [7] (with an address outside Australia, Canada or Japan).

Box [7] must be completed by holders with registered addresses in Australia, Canada or Japan.

COMPLETE HERE -->

--------------------------------------------------------------------------------
[8] DAYTIME TELEPHONE NUMBER

Insert in Box 8 your daytime telephone number (outside Australia, Canada and Japan) including your full dialing code in case of queries.

COMPLETE HERE --->

--------------------------------------------------------------------------------

     PLEASE ENSURE YOU ENCLOSE YOUR SHARE CERTIFICATE(S) WITH THIS FORM OF ACCEPTANCE (UNLESS YOUR SHARES ARE HELD IN CREST)

                    FORM OF ACCEPTANCE RELATING TO THE OFFER
        PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4 (To be completed in
                                BLOCK CAPITALS)
    The provisions of Parts A and B of Appendix I of the Offer Document are incorporated in and form part of this Form of Acceptance

--------------------------------------------------------------------------------
[1]
                                             -----------------------------
                                               No. of Innogy Shares held
                                                  as at 25 March 2002

                                             -----------------------------

--------------------------------------------------------------------------------
[2]  TO ACCEPT THE OFFER

     Complete Box [2] and then sign Box [4].

     If appropriate, please also complete Boxes [3], [5], [6], [7] and [8].

     No. of Innogy Shares for which you wish to accept the Offer
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
[3]  TO ELECT FOR THE LOAN NOTE ALTERNATIVE

     Complete Box [2] and Box [3] and then sign Box [4]. If appropriate, please also complete Boxes [5], [6], [7] and [8].

     No. of Innogy Shares for which you wish to elect for the Loan Note Alternative
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
[4]  SIGN HERE TO ACCEPT THE OFFER

EXECUTION BY INDIVIDUALS
Signed and delivered as a deed by:                                      In the presence of:

_______________________________________  ________________________________________  _______________________________________
               Signature                               Signature of witness                    Name of witness

_______________________________________  ________________________________________  _______________________________________
               Signature                               Signature of witness                    Name of witness

_______________________________________  ________________________________________  _______________________________________
               Signature                               Signature of witness                    Name of witness

_______________________________________  ________________________________________  _______________________________________
               Signature                               Signature of witness                    Name of witness

Note: All Innogy Shareholders who are individuals should sign the Form of Acceptance in the presence of a witness who should also sign Box [4] in accordance with the instructions printed at Box [4]. The witness must be over 18 years of age and must not be one of the joint registered holders

--------------------------------------------------------------------------------

EXECUTION BY A COMPANY: The common seal was affixed/executed as a deed on behalf of the company named above in the presence of:

                                         ________________________________________  _______________________________________
                                                        Signature                             Name of director

                                         ________________________________________  _______________________________________
                                                        Signature                        Name of *director/secretary

*Delete as appropriate

--------------------------------------------------------------------------------
[5]  PARTICIPANT ID AND MEMBER ACCOUNT ID

     Complete this Box only if your Innogy Shares are in CREST

     THE REFERENCE NUMBER OF THIS FORM OF ACCEPTANCE IS:

     --------------------------------------
     Participant ID_______________________

     Member account ID____________________
     --------------------------------------

--------------------------------------------------------------------------------
[6]  RESTRICTED OVERSEAS PERSONS ONLY

     Put "NO" in Box [6] if you are UNABLE to give the representations and warranties required by paragraph 9(b) of Part B of Appendix I of the Offer Document.

     --------------------------------------


     --------------------------------------

--------------------------------------------------------------------------------

[7]  ALTERNATIVE ADDRESS FOR DESPATCH OF CONSIDERATION

     Address outside Australia, Canada and Japan to which consideration is to be sent, if not as specified in Box [1].

     ----------------------------------------------------

     Name ______________________________________________

     Address____________________________________________

     ___________________________________________________

     ____________________Postcode_______________________

     ----------------------------------------------------

--------------------------------------------------------------------------------
[8]  DAYTIME TELEPHONE NUMBER

     Include your full dialling code.

     ---------------------------------------------------------------------------

     Daytime Telephone No ______________________________________
     ---------------------------------------------------------------------------

     PLEASE ENSURE YOU ENCLOSE YOUR SHARE CERTIFICATE(S) WITH THIS FORM OF ACCEPTANCE (UNLESS YOUR SHARES ARE HELD IN CREST)

             ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM

IN ORDER TO BE EFFECTIVE, THIS FORM OF ACCEPTANCE MUST, EXCEPT AS MENTIONED BELOW, BE SIGNED BY THE REGISTERED HOLDER OR, IN THE CASE OF A JOINT HOLDING, BY ALL THE JOINT HOLDERS. A CORPORATION MUST EXECUTE THIS FORM OF ACCEPTANCE UNDER ITS COMMON SEAL, THE SEAL BEING AFFIXED AND WITNESSED IN ACCORDANCE WITH ITS ARTICLES OF ASSOCIATION OR OTHER REGULATIONS. ALTERNATIVELY, A COMPANY INCORPORATED IN ENGLAND AND WALES TO WHICH SECTION 36A OR 36B OF THE COMPANIES ACT 1985 APPLIES MAY EXECUTE THIS FORM OF ACCEPTANCE BY A DIRECTOR AND THE COMPANY SECRETARY OR BY TWO DIRECTORS SIGNING THIS FORM OF ACCEPTANCE AND INSERTING THE NAME OF THE COMPANY ABOVE THEIR SIGNATURES. A COMPANY INCORPORATED OUTSIDE ENGLAND AND WALES MAY EXECUTE THIS FORM OF ACCEPTANCE IN ACCORDANCE WITH THE PROVISIONS OF THE FOREIGN COMPANIES (EXECUTION OF DOCUMENTS) REGULATIONS 1994. EACH SUCH PERSON SIGNING THIS FORM OF ACCEPTANCE SHOULD STATE THE OFFICE WHICH HE/SHE HOLDS IN THE RELEVANT COMPANY.

In order to avoid inconvenience to yourself and delay, the following points may assist you:

1.   IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY):

     Send this Form of Acceptance by the quickest means (e.g. air mail) to the holder (unless he is in Australia, Canada or Japan) for execution or, if he has executed a power of attorney, have this Form of Acceptance signed by the attorney in the presence of a witness. In the latter case, the power of attorney (or a copy thereof duly certificated in accordance with the Powers of Attorney Act 1971) should be returned with this Form of Acceptance. No other signatures are acceptable. Do not send this Form of Acceptance or the accompanying documents into Australia, Canada or Japan.

2.   IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR INNOGY SHARES:

     Do not complete this Form of Acceptance. Please send it, together with the accompanying documents and the enclosed reply-paid envelope, at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for onward transmission to the purchaser or transferee. However, such documents should not be mailed, distributed, forwarded or transmitted in or into Australia, Canada or Japan. If your Innogy Shares are in certificated form and you wish to sell or transfer part of your holding of Innogy Shares and to accept the Offer in respect of the balance but are unable to obtain the balance share certificate by 26 April 2002 you should ask the stockbroker, bank or other agent through whom you made the sale or transfer to obtain the appropriate certification from Innogy's registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex BN99 6DA in respect of the balance of your holding of Innogy Shares.

3.   IF THE SOLE HOLDER HAS DIED:

     If confirmation of a grant of probate or letters of administration has/have been registered with Innogy's registrars, Lloyds TSB Registrars, this Form of Acceptance must be signed by the personal representative(s) of the deceased holder. This Form of Acceptance should then be lodged with Lloyds TSB Registrars at the address set out in paragraph 11 below with the related share certificate(s) and/or other documents of title. If a grant of probate or letters of administration has/have not been registered with Innogy's registrars, the personal representative(s) or prospective personal representative(s) should sign this Form of Acceptance and forward it with the share certificate(s), and/or other documents of title to Lloyds TSB Registrars at the address set out in paragraph 11 below. The signature must be witnessed, and the witness should also sign. However, a grant of probate or letters of administration (or a duly sealed copy) must be lodged by hand or by post with Lloyds TSB Registrars before the consideration due under the Offer can be forwarded to the executor(s) or personal representative(s). For this purpose, photocopies of grants of probate and letters of administration are not acceptable.

4.   IF ONE OF THE JOINT HOLDERS HAS DIED:

     This Form of Acceptance is valid if signed by the surviving holder(s), each in the presence of a witness, and lodged with Lloyds TSB Registrars at the address set out in paragraph 11 below with the share certificate(s) and/or other document(s) of title accompanied by the death certificate (or a duly certified copy), confirmation of grant of probate or letters of administration (or a duly sealed copy) in respect of the deceased holder. For this purpose, photocopies of death certificates, grants of probate or letters of administration are not acceptable.

5. IF YOUR INNOGY SHARES ARE IN CERTIFICATED FORM AND YOUR SHARE CERTIFICATE(S) OR OTHER DOCUMENT(S) OF TITLE IS/ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER AGENT:

     You should complete this Form of Acceptance and arrange for it to be lodged by such agent with Lloyds TSB Registrars at the address set out in paragraph 11 below accompanied by the share certificate(s) and/or other documents of title if appropriate. If the certificate(s) is/are not readily available, you should lodge this Form of Acceptance with Lloyds TSB Registrars at the address set out in paragraph 11 below duly completed together with a note saying e.g. "certificates to follow", and arrange for the certificate(s) to be forwarded as soon as possible thereafter. It is helpful for your agent (unless he is in Australia, Canada or Japan) to be informed of the full terms of the Offer.

6. IF YOUR INNOGY SHARES ARE IN CERTIFICATED FORM AND YOUR SHARE CERTIFICATE(S) HAS BEEN LOST:

     Complete and lodge the Form of Acceptance together with any available certificate(s) and a letter from you requesting a letter of indemnity with Lloyds TSB Registrars at the address set out in paragraph 11 below. When received, the letter of indemnity should be completed in accordance with the instructions given, and lodged with Lloyds TSB Registrars at the address set out in paragraph 11 below in support of this Form of Acceptance.

7.   IF YOUR INNOGY SHARES ARE IN CREST:

     You should take the action set out in paragraph 13 of the letter from Merrill Lynch contained in the Offer Document to transfer your Innogy Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance reference number (which appears in Box 5 on page 3 of this Form of Acceptance) so that such number can be inserted on the TTE Instruction.

     If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance, as only your CREST sponsor will be able to send the necessary TTE Instruction to CRESTCo.

8.   IF THE FORM OF ACCEPTANCE IS SIGNED UNDER A POWER OF ATTORNEY

     The completed Form of Acceptance, together with any share certificate(s) and/or other documents of title, should be lodged with Lloyds TSB Registrars at the address set out in paragraph 11 below, accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971 by, for example, a solicitor). The power of attorney will be duly noted by Lloyds TSB Registrars and returned as directed.

9. IF YOUR PARTICULARS DIFFER FROM THOSE APPEARING ON THE CERTIFICATE(S) AND FORM OF ACCEPTANCE E.G.:

     (a)  Incorrect address

          Delete the incorrect details appearing in Box [1] and add your correct address in capitals alongside.

     (b)  Change of name

          If you have changed your name, enclose a copy of your marriage certificate or the deed poll with this Form of Acceptance. These documents will be returned to you as directed.

10.  IF YOU ARE NOT RESIDENT IN THE UNITED KINGDOM OR THE UNITED STATES:

     The attention of Innogy Shareholders not resident in the UK or the US or who are citizens or residents or nationals of other countries (and of custodians, trustees or nominees thereof) is drawn to paragraph 6 of Part B of Appendix I to the Offer Document.

11.  PAYMENT OF CONSIDERATION:

     The consideration payable under the Offer cannot be sent to you until all relevant documents have been properly completed and sent by post or by hand to Lloyds TSB Registrars, Antholin House, 71, Queen Street, London EC4N 1SL. A reply-paid envelope is enclosed.

     Without prejudice to Part B of Appendix I of the Offer Document, RWE and the Offeror reserve the right to treat as valid any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant TTE Instruction or (as appropriate) the relevant share certificate(s) and/or other acceptable document(s) of title. In either event, no payment of cash or allotment of Loan Notes under the Offer will be made until after the relevant transfer to escrow has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to the Offeror have been received.